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EXHIBIT 10.16

                                                                 EXECUTION COPY
                                                                      EXHIBIT C



                                  ESCROW AGREEMENT


This Escrow Agreement (together with all amendments and Appendices thereto being hereinafter referred to as the ("Escrow Agreement" or "Agreement") made as of this 8 day of October, 1999, by and among:

A. Mr. Klee Irwin ("Irwin") and Mrs. Margareth Irwin, their respective heirs, legal representatives and assigns (collectively referred to herein as "Shareholders");

B.     Wells Fargo Bank, as the Escrow Agent (the "Escrow Agent"); and

C. Omni Nutraceuticals, Inc., a Utah corporation, its successors in interest and assigns (collectively referred to herein as the "Company").

                                W I T N E S S E T H:

WHEREAS, subject to the terms and conditions hereinafter set forth, and consistent with the terms and conditions set forth in that certain Settlement Agreement of even date herewith by and between the Company and Irwin and consented to by Mrs. Margareth Irwin (the "Settlement Agreement"), the Shareholders and the Company desire to appoint the Escrow Agent to act as escrow agent and to accept and hold certificates evidencing (i) one million, twenty two thousand two hundred twenty-two (1,022,222) shares (the "Spin-Off Guarantee Shares") and (ii) one million (1,000,000) shares (the "Indemnification Shares" and together with the Spin-Off Guarantee Shares, the "Escrow Shares") of the common stock, par value $.01 per share ("Common Stock") of the Company together with one or more stock powers executed by Shareholders in blank with medallion signature guarantees affixed thereto (such stock powers and certificates and all distributions thereon or in respect thereof being collectively referred to herein as the "Escrow Property"); and

WHEREAS, subject to the terms and conditions hereinafter set forth, the Escrow Agent is willing to accept such appointment.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confirmed, the parties hereto agree as follows:

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Section 1.  DEFINITIONS; CONSTRUCTION.  (a) For the purposes of this agreement, the terms, "Escrow Agreement", "Agreement," "Irwin", "Shareholders", "Escrow Agent", "Company", "Spin-Off Guarantee Shares", "Indemnification Shares", "Escrow Shares", "Common Stock", "Escrow Property", and "Settlement Agreement" shall have the respective meanings ascribed to them hereinabove and the terms listed below shall have the meanings ascribed to them herein:

"Business Day": Any day except a Saturday, Sunday, a legal holiday in the City in which the Escrow Agent is located or a day on which banking institutions in such City are authorized to be closed.

"Claim": Shall have the meaning ascribed to such term in subsection 3(b) hereof.

"Counternotice": Shall have the meaning ascribed to such term in subsection 3(b) hereof.

"Deposit Date": Shall have the meaning ascribed to such term in subsection 3(a) hereof.

"Escrow Agent's Authorization": Shall have the meaning ascribed to such term in subsection 3(d) hereof.

"Escrow Agent's Receipt": Shall have the meaning ascribed to such term in subsection 3(a) hereof.

"Losses": Shall have the meaning ascribed to such term in subsection 6(g) hereof.

"Notice": Shall have the meaning ascribed to such term in subsection 3(b) hereof.

"Termination Date": Shall have the meaning ascribed to such term in Section 8 hereof.

"Voting Agreement": Shall have the meaning ascribed to such term in Section 7(e) hereof.

(b) References herein to Sections and subsections are to Sections and subsections of this Escrow Agreement, unless otherwise indicated. The words "hereof", "herein", "hereunder" and comparable terms refer to the entirety of this Escrow Agreement and not to any particular Section or other subdivision hereof. Words in the singular include the plural and in the plural include the singular. Words in the neuter gender shall include the masculine and feminine and vice versa. The word "or" is not exclusive. The word "including" shall be deemed to mean "including, without limitation". The Section headings set forth in this Escrow Agreement are for reference purposes only and shall not affect in any way the meaning, interpretation or enforcement of this Escrow Agreement. In the event of any conflict between the terms or provisions of this Escrow Agreement and the terms or provisions of the Settlement Agreement, the Settlement Agreement shall govern; provided that if any such conflict relates directly or indirectly to the duties, rights, liabilities, privileges, or immunities of the Escrow Agent, then this Escrow Agreement shall govern.

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Section 2.  APPOINTMENT, RESIGNATION OR REMOVAL OF ESCROW AGENT.  The Escrow
Agent is hereby appointed as an escrow agent to hold and dispose of the Escrow Property, as provided and subject to the terms and conditions of the Settlement Agreement and this Escrow Agreement; provided, however, that the Escrow Agent is not a party to nor is it bound by the provisions of the Settlement Agreement. The Escrow Agent agrees to hold the Escrow Property in escrow until distribution thereof is directed as provided in subsection 3(b) hereof or this Escrow Agreement is terminated as provided in this Section 2, or in subsection 3(e) or
Section 8 hereof. The undersigned hereby agree that the Escrow Agent may resign at any time upon five (5) Business Days written notice given to each of the undersigned, with such resignation being effective on the earlier to occur of
(i) the appointment of a successor Escrow Agent mutually acceptable to the parties hereto or (ii) or the deposit of the Escrow Property with a court of competent jurisdiction as provided in Section 6(h) hereof. Shareholders and the Company further reserve the right, acting jointly, to remove the Escrow Agent as escrow agent at any time upon five (5) Business Days written notice to the Escrow Agent. In the event of any such resignation or removal, the Escrow Agent's fees and expenses hereunder shall be paid in full prior to the effectiveness of any such resignation or removal and all fees and expenses received by the Escrow Agent shall be nonrefundable, and, upon all the Escrow Property being disbursed by the Escrow Agent in accordance with subsection 3(b) hereof, or the termination of this Escrow Agreement as provided in Section 8 hereof, the duties of the Escrow Agent hereunder shall terminate.

Section 3.  RECEIPT AND DISTRIBUTION OF ESCROW PROPERTY.

(a) The Shareholders are delivering to the Escrow Agent one or more certificates evidencing the Indemnification Shares (concurrently with the execution of this Agreement) and the Spin-Off Guarantee Shares (when required by the Settlement Agreement), owned of record by them, free and clear of all liens, charges, encumbrances or any rights of third parties (as increased by any dividends or other distributions thereon (other than any distributions of HealthZone.com securities) and as reduced by any amounts withdrawn under subsection 3(b)), together with stock powers therefor duly executed in blank with medallion signature guarantees affixed thereto. The date of each such delivery to the Escrow Agent is herein referred to as the "Deposit Date". Against receipt of any of the Escrow Property, Escrow Agent shall deliver an acknowledgment in writing to the Company and Shareholders or their representatives designated in writing (the "Escrow Agent's Receipt") of the Escrow Agent's receipt of the Escrow Property. Thereafter, the Escrow Property, or any portion thereof, shall be released from escrow by the Escrow Agent solely in accordance with the terms and conditions of the Settlement Agreement and pursuant to the provisions of subsection 3(b) hereof.

(b) From time to time on or before the Termination Date the Company may give notice in substantially the form of Appendix A attached hereto (a "Notice") to Irwin on behalf of the Shareholders and to the Escrow Agent specifying the nature and amount of any claim (a "Claim") it may have under the Settlement Agreement, the amount of Escrow Shares necessary to satisfy the Claim and the basis for the Company's determination of such

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amount of Shares.  The Company may make more than one Claim with respect to any underlying circumstance or series of events. Within fifteen (15) days following receipt by the Escrow Agent of proof of delivery (in accordance with the provisions of Section 4 hereof) to Irwin of the Notice regarding a Claim, Irwin, acting on behalf of the Shareholders, shall give notice to the Company and to the Escrow Agent specifying whether Irwin (i) agrees to the delivery out of the Escrow Property of the number of Escrow Shares specified in the Notice or (ii) disputes such Claim (a "Counternotice"), specifying the
basis for his objection.   In the event that Irwin disputes such Claim in his
Counternotice, such Claim shall be resolved as provided in subsection 3(c). If no such Counternotice is received by Escrow Agent within such fifteen-day period or the Counternotice fails to specify a reason for Irwin's objection, then the amount claimed by the Company as set forth in its Notice shall be deemed fixed for purposes of this Escrow Agreement and the Settlement Agreement and, within three (3) days after the expiration of such fifteen-day period, the Escrow Agent shall, in payment thereof, deliver to the Company, out of the Escrow Property, that number of shares of Common Stock, in a form transferable by delivery, as shall be specified in the Notice. Escrow Agent shall not inquire into or consider whether a Claim complies with the requirements of the Settlement Agreement. All payments of Claims made hereunder from the Escrow Property shall be deducted from the Escrow Shares then comprising the Escrow Property.

(c) If a Counternotice is given with respect to a Claim, Escrow Agent shall thereafter make a distribution of Escrow Property with respect thereto only in accordance with its receipt of joint written instructions of the Company and Irwin, acting on behalf of the Shareholders, in the form of Appendix B hereto ("Escrow Agent's Authorization"), or a final non-appealable order of a court of competent jurisdiction. Any such court order submitted to the Escrow Agent (with a copy to Irwin) shall be accompanied by a legal opinion by counsel for the presenting party satisfactory to Escrow Agent (and its counsel, if any) to the effect that the order is final and non-appealable. Upon determination by the Escrow Agent (and its counsel, if any) that such court order is final and non-appeable, the Escrow Agent shall act on such Authorization, court order and legal opinion without further question.

(d) Absent receipt of a Counternotice disputing a Claim, any such release and delivery of any of the Escrow Property shall be effected in accordance with the instructions contained in the Notice. Upon receipt of, and in accordance with, the Notice, that portion of the Escrow Property specifically identified in the Notice, free and clear of all liens, charges and encumbrances arising by, through and under the Escrow Agent, shall be released and delivered as set forth in such Notice. Any release of any of the Escrow Property shall only be made pursuant to the terms of a duly completed and fully executed Escrow Agent's Authorization delivered to the Escrow Agent or duly applicable final and non-appealable court order.

(e) In the event of (i) the resignation or removal of the Escrow Agent as provided in Section 2 hereof, Shareholders and the Company, shall execute and deliver an Escrow Agent's Authorization instructing the Escrow Agent as to the delivery of the Escrow Property; provided, however, that in the event such resignation or removal occurs prior to

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the Termination Date, the Escrow Property shall be forwarded to a successor
Escrow Agent promptly selected by Shareholders and the Company to be held pursuant to the terms of an escrow agreement substantially similar to this Escrow Agreement, or (ii) on the Termination Date, the Company and the Shareholders shall execute and deliver an Escrow Agent's Authorization instructing the Escrow Agent as to the delivery of any Escrow Property then held in escrow. Any such delivery shall relieve the Escrow Agent of any further obligations hereunder or with respect to the Escrow Property, except as set forth in Sections 6(a), (f) and (m)(6) hereof, which shall survive the termination of the Escrow Agreement.

(f) Absent the prior receipt of a Notice of a pending or threatened Claim which has not been resolved in accordance with the provisions of this Section 3, on December 31, 1999, the Escrow Agent shall deliver to the Shareholders one or more certificates evidencing 500,000 Indemnification Shares and, again, absent the prior receipt of a Notice of a pending or threatened Claim which has not been resolved in accordance with the provisions of this Section 3, on March 30, 2000, the Escrow Agent will deliver to the Shareholders one or more certificates evidencing the balance of the Indemnification Shares.

Section 4. NOTICES. All communications required or permitted to be given or made hereunder shall be in writing and mailed (by first class registered or certified mail, return receipt requested, postage prepaid), personally delivered, delivered by courier, or by Federal Express or sent by facsimile and confirmed, if to the Escrow Agent, to it at the address appearing by the Escrow Agent's name on the signature page hereof; or if to the Company, to it at the address appearing by the Company's name on the signature page hereof with a copy to its counsel, to such counsel at the address appearing by such counsel's name on the signature page hereof; or, if to Shareholders, to Shareholder's address appearing by Shareholder's name on the signature page hereof, with a copy to shareholders' counsel, to such counsel at the address appearing by such counsel's name on the signature page hereof, or to such other address as any party hereto shall notify the other parties hereto in the manner herein provided.

Section 5. FEES AND EXPENSES. All fees and expenses, if any, of the Escrow Agent for its services hereunder as set forth in Appendix C hereto shall be jointly paid by the Company and by Irwin in equal shares. The Escrow Agent shall also be reimbursed jointly by Irwin and by the Company in equal shares for all reasonable legal fees, expenses and disbursements incurred or made by the Escrow Agent in the performance of its services hereunder. In the event the Escrow Agent resigns for any reason whatsoever or is terminated; it shall have no obligation to return any of the Escrow Agent's expenses or fees paid in connection with the reasonable performance of its services hereunder.

Section 6. ESCROW AGENT DUTIES, EXCULPATION AND INDEMNIFICATION. The undersigned parties agree that the following provisions shall control with respect to the rights, duties, liabilities, privileges and immunities of the Escrow Agent.

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(a)    The Escrow Agent acts as depository only and not as a fiduciary or agent in any respect, and is not responsible, or liable in any manner whatsoever, for the sufficiency, correctness, genuiness or validity of the subject matter of the escrow, or any part thereof. The Escrow Agent shall take reasonable steps necessary or appropriate to safeguard the Escrow Property and to protect it from theft, fire, flood or other disasters.

(b) It shall not be the duty of the Escrow Agent to see that any duties or obligations herein or elsewhere imposed on any other parties are performed or honored.

(c) The Escrow Agent shall not be responsible (other than for its own recitals and/or statements) for any recital herein or any other statements in any other instrument described in this Escrow Agreement (other than for the Escrow Agent's Receipt), including the Settlement Agreement, or for the validity of execution by any party to any such instruments (other than for the execution and delivery of the Escrow Agent's Receipt and the Escrow Agreement by the Escrow Agent), or for the validity of any representations or other statements set forth in any such instruments.

(d) As to the existence or non-existence of any fact or as to the sufficiency or validity of any instrument or proceeding, or as to its authorization to perform any act described herein, the Escrow Agent shall be entitled to rely upon any written notice signed by the duly authorized party to this Escrow Agreement, but nothing herein shall prevent the Escrow Agent from requiring such further evidence that it deems reasonably necessary or advisable.

(e) The Escrow Agent shall not be required to give any bond or surety in respect to the execution of this Escrow Agreement or to the exercise of its powers hereunder.

(f) The Escrow Agent shall not be liable for anything which it may do or refrain from doing in connection herewith, except for its own gross negligence or willful misconduct and the Company and Shareholders agree not to commence any action, suit or proceeding against the Escrow Agent except for willful violations or gross negligence with respect to the performance or failure to perform any express duty by the Escrow Agent as set forth in this Escrow Agreement.

(g) The Company and the Shareholders, jointly and severally, agree to defend, indemnify and save the Escrow Agent harmless from all liability, loss, cost, claims, damages and expenses, including reasonable attorney's fees (collectively, "Losses"), suffered or incurred by the Escrow Agent as a result of any matter relating directly or indirectly to this Escrow Agreement, except for Losses determined to have been caused by acts or omissions of the Escrow Agent in the performance of its duties under this Escrow Agreement. As between the Company and the Shareholders such indemnification obligation shall be shared equally. These indemnities shall survive the resignation or removal of the Escrow Agent and any termination of
this Escrow Agreement.   Either the Company, on the one hand, or the
Shareholders, on the other hand, shall be entitled to seek reimbursement from the other party for all Losses suffered or incurred by the Company or the Shareholders, as the case may be, in respect of the

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failure by the other party to satisfy its or their share of such obligation to indemnify the Escrow Agent hereunder.

(h) If any controversy arises among the parties to the Agreement, or with any other party, concerning the subject matter of this Agreement, its terms or conditions, the Escrow Agent may, at its option, file an action in interpleader requiring the parties to answer and litigate any claims and rights among themselves. The Escrow Agent is authorized to deposit with the Clerk of the Court all Escrow Property held in Escrow, except all costs, expenses, charges and attorneys fees incurred by the Escrow Agent due to the interpleader action, or otherwise appropriately incurred, shall first be paid to the Escrow Agent and the parties jointly and severally agree to payment
from any funds on deposit in the Escrow account.   Upon initiating such
action the Escrow Agent shall be fully released and discharged from all obligations and liabilities imposed by the terms of this Agreement.

(i) The Escrow Agent may consult with legal counsel reasonably acceptable to the Company and the Shareholders in the event of any dispute or question as to the construction of any of the provisions hereof or its duties hereunder or other matters relating hereto, and it shall incur no liability.

(j) The Company shall at the execution of this Escrow Agreement and from time to time thereafter upon reasonable request by the Escrow Agent furnish the Escrow Agent with a certified copy of a resolution of the Company's Board of Directors authorizing the person or persons to give written instructions and other communications hereunder to the Escrow Agent for and on behalf of the Company pursuant to this Escrow Agreement. Such resolutions shall specify the class of instructions that may be given by each such person to the Escrow Agent under this Escrow Agreement together with certified signatures of such persons authorized to sign. This Escrow Agreement and any such resolution shall constitute conclusive evidence of the authority of the signatories designated therein to act. Any such resolution shall be considered in full force and effect with the Escrow Agent being fully protected in acting in reliance thereon unless and until the Escrow Agent receives written notice to the contrary.

(k) The Escrow Agent shall have the right at any time it deems reasonably appropriate to seek an adjudication in a court of competent jurisdiction as to the respective rights of the parties hereto and shall not be held liable by any party hereto for any delay or the consequences of any delay occasioned by such resort to court, and the Company and the Shareholders agree to pay, jointly and severally, all of the Escrow Agent's costs and expenses relating to any such adjudication (including reasonable attorneys fees and expenses). In the event that the Escrow Agent shall be reasonably uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands from any party hereto which, in the Escrow Agent's opinion, conflict with any of the provisions of this Escrow Agreement, the Escrow Agent shall be entitled to refrain from taking any action and its sole obligation thereupon shall be to keep safely all property held in escrow until it shall be directed otherwise in writing by all of the other parties hereto or by a final order or judgment of a court of competent jurisdiction.

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(l)    The Company and Shareholders shall, jointly and severally, indemnify and hold harmless the Escrow Agent against and in respect of any liability for taxes and for any penalties or interest in respect of taxes, if any, attributable to the Escrow Property.

(m)    The parties to this Escrow Agreement hereby further agree that:

(1) The Escrow Agent shall not be required to invest any Escrowed Property held hereunder, except pursuant to an Escrow Agent's Authorization signed by both the Company and Irwin, acting on behalf of the Shareholders. In the event that any interest or dividend payment in cash is earned on any Escrow Property, Irwin, acting on behalf of the Shareholders, shall, upon request made by the Escrow Agent, direct the Escrow Agent as to the investment, allocation or payment of such interest or dividend and furnish the Escrow Agent with appropriate taxpayer identification numbers and any other appropriate information.

(2) The Escrow Agent may rely solely and conclusively upon any signature believed to be genuine or to be the signature of an individual authorized pursuant to Section 6(j) hereof.

(3) Anything in this Escrow Agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action, except for any such loss or damage caused by the Escrow Agent's gross negligence or willful misconduct. The Escrow Agent shall not be liable in any respect for any diminution in value of the Escrow Property, except for any such diminution in value caused by the Escrow Agent's gross negligence or willful misconduct.

(4) Neither this Escrow Agreement nor any right or interest hereunder may be assigned in whole or in part by any party without the prior written consent of the other parties, which consent shall not be unreasonably withheld.

(5) This Escrow Agreement sets forth exclusively the duties of the Escrow Agent with respect to any and all matters pertinent hereto and no implied duties or obligations shall be read into this Escrow Agreement against the Escrow Agent. The Escrow Agent shall have no duties except those specifically set forth in this Escrow Agreement and as imposed by applicable law or court order.

(6) The parties agree and acknowledge that the Escrow Agent (i) has no duty to disclose any matters with respect to the Company or the Shareholders or Irwin that it becomes aware of in connection with acting as the Escrow Agent, except as may be required by judicial or governmental process or inquiry, in which case Escrow Agent shall promptly advise the Company and Shareholders of the receipt of any such process or inquiry; and (ii) has no duty to apprise any of the parties hereto of any decline in the value of the Escrow Property.

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The Company and Shareholders specifically agree and acknowledge that they are not being represented in any capacity as legal counsel by the Escrow Agent nor have they received any legal advice whatsoever from the Escrow Agent previously or currently.

(8) The parties hereto acknowledge that the Escrow Agent may enter into a custody account agreement in substantially the form of Appendix D attached hereto and made a part hereof with such non-material changes thereto as Escrow Agent may deem advisable to conform to the provisions hereof (the "Custody Agreement") the form of which Custody Agreement is acceptable to the
parties hereto.   None of the parties hereto shall take any action or omit to take any action that would cause the Escrow Agent to violate the Custody Agreement. The parties hereto agree that any and all indemnification provided in favor of the Escrow Agent in this Escrow Agreement shall also cover any reasonable action taken by the Escrow Agent with respect to the Custody Agreement including the payment of any fees and expenses incurred by the Escrow Agent. The Escrow Agent hereby agrees not to amend, modify, supplement or waive any provision of the Custody Agreement or assign its interests thereunder without the prior receipt of the written consent of the other parties hereto. The Escrow Agent hereby further agrees to use its best efforts to comply in all material respects with the terms and provisions of the Custody Agreement. Copies of any notices or other communication from the custodian of the Escrow Property received by the Escrow Agent shall be promptly forwarded to the other parties hereto by the Escrow Agent.

Section 7.    MISCELLANEOUS.

(a) Notwithstanding anything to the contrary contained in this Escrow Agreement, the Escrow Agent shall have the right, but shall not be required, to demand, in respect of any action whatsoever within the purview of this Escrow Agreement, any showings, certificates, opinions, or other information or corporation action or evidence thereof, in addition to that by the terms hereof required as a condition of such action by the Escrow Agent deemed desirable for the purpose of establishing the right of any party to the taking of action by the Escrow Agent.

(b) The parties agree that this Escrow Agreement shall be governed by, construed and interpreted under the laws of the State of California, without regard to its principles of conflicts of law, and, if any party shall institute suit to enforce any part of this Escrow Agreement, the sole proper venue for such suit shall be in a State or Federal court of competent jurisdiction located in the County of Los Angeles, State of California.

(c) This Escrow Agreement, the Settlement Agreement and the Voting Agreement contain the entire agreement of the parties hereto with respect to the subject matter hereof; provided, however, that the Escrow Agent is not a party to nor is it bound by either the Settlement Agreement or the Voting Agreement, and this Escrow Agreement may not be amended except by an instrument in writing signed by all of the parties hereto.

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(d)    This Escrow Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

(e) The Shareholders agree that, for purposes of federal and other taxes based on income, each Shareholder will be treated as the owner of his or her respective share of the Escrow Property, and that each Shareholder will report all income, if any, that is earned on, or derived from, the Escrow Property as his or her income, in the taxable year or years in which such income is properly included and pay any taxes attributable thereto. For so long as the Escrow Agent (or its successor) holds the Escrow Property, and for so long as no uncontested claims are made by the Company hereunder, Shareholders shall continue to be deemed to be the registered owner of the Escrow Shares; provided, however, the Shareholders have each entered into a Voting Agreement dated of even date herewith (the "Voting Agreement") with Mr. R. Lindsey Duncan ("Duncan") pursuant to which they have each granted Duncan, with full power of substitution, a limited irrevocable proxy to exercise all of their voting and consensual rights with respect to all of the shares of Common Stock they beneficially own, including, without limitation, the Escrow Shares (and any voting securities distributed or exchanged for such Shares or into which such Shares may be converted) in their name and stead as if they were present at any meeting of stockholders of the Company and in connection with any solicitation of consents, in accordance with the provisions of the Voting Agreement (a copy of which is attached hereto as Appendix D). If requested by the Company, Escrow Agent shall execute and deliver all such proxies, consents or other documents as Duncan or his designee may direct in writing in order for Duncan or his designee to exercise such specific and limited voting and consensual rights. Escrow Agent agrees to furnish Irwin, acting or behalf of the Shareholders, with copies of all requests for proxies, documents, proxy statements or other shareholder communications, which Escrow Agent may receive from the issuer of any of the securities comprising the Escrow Property, Duncan or his designee.

(f) The Escrow Agent shall not be deemed the owner of the Escrow Property (record, beneficial, or otherwise) for any purpose, and except as provided in subsection 7(e) above, shall have no responsibility for the voting of the Escrow Property.

(g) The Company and Shareholders agree to execute and deliver to the Escrow Agent all such further documents and other instruments, including stock powers with medallion signature guarantees affixed thereto, as may be necessary to implement this Escrow Agreement and the Settlement Agreement and to deliver any of the Escrow Property, including the Escrow Shares, in a form transferable by delivery.

Section 8.    TERMINATION OF ESCROW

On the earlier of (A) the sale of the Company (whether by merger, consolidation, sale of stock or sale of all or substantially all of the assets of the Company), after delivery of

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notice thereof to the Escrow Agent, or (B) the later of (x) the first anniversary of the Spin-Off (as defined in the Settlement Agreement) or (y) the second anniversary of the initial Deposit Date (the "Termination Date"), after delivery of notice thereof to the Escrow Agent, Escrow Agent shall distribute the remaining Escrow Property to the Shareholders pro rata to the amounts of their respective shares of Common Stock then comprising the Escrow Property unless (i) any disputed Claims are then pending, in which case a number of shares of Common Stock (determined as provided in subsection 3(b)) reflecting the aggregate dollar amount of such Claims (as shown in the Notices of such Claims) shall be retained by Escrow Agent as Escrow Property, and the balance of each Shareholder's respective Escrow Property shall be distributed to them; or (ii) the Company has given notice to Irwin, on behalf of the Shareholders, and to the Escrow Agent, specifying in reasonable detail the nature of any other Claim it may have under the Settlement Agreement with respect to which it is unable to specify the amount of damages; or (iii) the transfer to the Company of ownership of any shares of Common Stock comprising Escrow Property pursuant to the liquidation of a finally determined Claim (as described in Section 3(c)) remains subject to the receipt of any governmental authorization which has not been received, notice of which has been given to the Escrow Agent, in which case the specific number of shares of Common Stock so at issue or so involved (or in the case of (ii) above, all the Escrow Property) shall be retained by Escrow Agent, until it receives joint written instructions of the Company and Irwin, acting on behalf of the Shareholders, or a final non-appealable order of a court of competent jurisdiction as contemplated by subsection 3(c).

Section 9.    GRANT OF SECURITY INTERESTS; FURTHER ASSURANCES

Without otherwise limiting in any way the rights of the Company hereunder in and to the Escrow Property, each of the Shareholders hereby grants to the Company a continuing security interest in and to the Escrow Property owned by such Shareholder as collateral security for the obligations of Irwin to the Company under the Settlement Agreement. Escrow Agent shall, upon receipt of the Escrow Property, be deemed to hold the same for the Company to the extent required for attachment of such security interests in favor of the Company under applicable provisions of Sections 8-313(1)(e) and 8-321(1) of the Uniform Commercial Code of the State of California. Shareholders will, at their own expense as from time to time requested by the Company, promptly execute and deliver all further stock powers, financing statements, instruments and other documents as the Company may reasonably deem necessary or appropriate to perfect and protect the security interests and other rights of the Company in and to the Escrow Property hereunder.

IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of the date first written above.

WITNESS:                               COMPANY:

                                       OMNI NUTRACEUTICALS, INC.

/s/ Christina Lam
----------------------------------
Name: Christina Lam                    By:  /s/ R. Lindsey Duncan
      ----------------------------        ---------------------------------
                                       Name:  R. Lindsey Duncan
                                            -------------------------------
                                       Title: Chairman
                                             ------------------------------
                                       Address:  10549 West Jefferson Blvd.
                                                 Culver City, CA  90232
                                       Attn:     Chairman of the Board

                                       Telephone No.:  (310) 255-5305
                                       Telecopier No.: (310) 202-9454

                                       With a copy to:

                                       Peter A. Basilevsky, Esq.
                                       Satterlee Stephens Burke & Burke LLP
                                       230 Park Avenue, Suite 1130
                                       New York, N.Y. 10169
                                       Telephone No.:  (212) 818-9200
                                       Telecopier No.: (212) 818-9606


                                       THE ESCROW AGENT:

WITNESS:                               WELLS FARGO BANK


_______________________________        By:___________________________
Name:__________________________        Name:_________________________
                                       Title:________________________

                                       Address:  111 West Ocean Boulevard
                                                 Suite 370
                                                 Long Beach, CA 90802

                                       Telephone No.:   (877) 317-7073
                                       Telecopier No.:  (562) 437-7934

WITNESS:                               SHAREHOLDERS:

/s/ Christina Lam                      /s/ Klee Irwin
----------------------------------     -----------------------------------
Name: Christina Lam                    Klee Irwin
     -----------------------------

                                       /s/ Margareth Irwin
                                       -----------------------------------
/s/ Christina Lam                      Margareth Irwin
----------------------------------
Name: Christina Lam
     -----------------------------
                                       Address:  7825 Veragua Drive
                                                 Playa del Rey, CA  90292
                                       Telephone No.: (310) 202-1416
                                       Telecopier No.: (310) 823-5520

                                       With a copy to:

                                       Ernest Burger, Esq.
                                       515 Flower Street
                                       Suite 2100
                                       Los Angeles, CA 90071
                                       Telephone No.:  (213) 488-1989
                                       Telecopier No.: (213) 488-1981

                                                                      APPENDIX A
                                    NOTICE


TO:           Wells Fargo Bank, as Escrow Agent
              Klee Irwin
DATE:
              ---------------------------------
RE:           Escrow Agreement dated as of October     , 1999 by and among Mr. &
              Mrs. Klee Irwin, Wells Fargo Bank ("Escrow Agent"), and Omni Nutraceuticals, Inc. ("Company")
================================================================================

       Pursuant to the above-referenced agreement ("Escrow Agreement"), please be advised that the Company is hereby making a Claim against Irwin in the amount of ______________________ shares of Common Stock ("Shares"). Accordingly, we direct you to deliver a certificate evidencing the Shares as hereinafter instructed.

       Nature of Claim: The Claim is being made pursuant to Section (s) _____________ of the Settlement Agreement by way of [guarantee]
[indemnification] for the [HealthZone Market Value][the following Losses incurred by the Company]:

[LIST MATTERS FOR WHICH GUARANTEE AND/OR INDEMNIFICIATION IS CLAIMED]

       Calculation of Amount of Shares: The shares to be delivered to the Company have been calculated as follows:

[INSERT METHOD OF CALCULATION]

       Delivery Instructions: Kindly deliver one or more certificates to the Company's Registrar and Transfer Agent [INSERT NAME AND ADDRESS OF THE REGISTRAR AND TRANSFER AGENT] with instructions that it issue a new certificate evidencing the Shares and deliver such certificate to [INSERT NAME AND ADDRESS OF RECEIPENT] By air courier, with a certificate evidencing the remaining balance of the Common Stock, if any, to you by air courier for redeposit in escrow.

                                   Very truly yours,

                                   OMNI NUTRACEUTICALS, INC.
WITNESS:

_______________________________    By:___________________________
Name:__________________________    Name:_________________________
                                   Title:________________________

                                                                     APPENDIX B

                            ESCROW AGENT'S AUTHORIZATION

TO:           Wells Fargo Bank as Escrow Agent
DATE:
              ---------------------------------
RE:           Escrow Agreement dated as of October    , 1999 by and among Mr. &
              Mrs. Klee Irwin ("Shareholders"), Wells Fargo Bank ("Escrow
              Agent"), and Omni Nutraceuticals, Inc. ("Company")
===============================================================================

       Pursuant to the above-referenced agreement ("Escrow Agreement"), you are hereby authorized and directed to deliver the following Escrow Property at a closing to be held on [SPECIFY DATE] at your offices, or such other place as the undersigned and you may agree in writing:

                    [IDENTIFY CERTIFICATES AND NO. OF SHARES
                     AND OTHER ESCROW PROPERTY TO BE DELIVERED]

       To the following parties (y):

       [IDENTIFY THE PARTIES (Y) TO RECEIVE SUCH ESCROW PROPERTY]

       Subject to the following terms and conditions:

       [INSERT CONDITIONS, IF ANY, OTHERWISE STATE "NONE"]

The Company and the Shareholders hereby acknowledge satisfaction of all terms and conditions, if any, set forth above.

WITNESS:                                  COMPANY:

____________________________              By:________________________________
Name:_______________________              Name:______________________________
                                          Title:_____________________________

WITNESS:                                  SHAREHOLDERS:

____________________________              _____________________________
Name:_______________________              Klee Irwin

WITNESS:

____________________________              ____________________________________
Name:_______________________              Margareth Irwin

                                                                      APPENDIX C

                      FEES OF WELLS FARGO BANK AS ESCROW AGENT
                    TO BE PAID JOINTLY IN EQUAL SHARES BY IRWIN
                                   AND THE COMPANY

BASIC ANNUAL FEE:
(BASED ON PERIODIC MARKET VALUE OF THE ESCROW PROPERTY)
ACCOUNT SIZE:
FIRST $2 MILLION .25%
NEXT $3 MILLION .15%
ON BALANCE .10%
MINIMUM ANNUAL FEE $5,000 COLLECTED IN ADVANCE

TRANSACTION CHARGES:
FREE RECEIPTS/DELIVERIES $25
DOMESTIC TRADES (BOOK ENTRY) $25
DOMESTIC TRADES (PHYSICAL) $50
MUTUAL FUND PURCHASE/SALE $35
GLOBAL TRADES $25 PLUS ACTUAL COST.





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